Exhibit 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF SARBANES-OXLEY ACT

I, William B. Yarmuth, certify that:

1. I have reviewed this Amendment No. 1 to the annual report on Form 10-K/A of Almost Family, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date:	April 29, 2008

BY /s/ William B. Yarmuth

William B. Yarmuth
Chairman of the Board, President &
Chief Executive Officer